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                                                               EXHIBIT 10.2(b)



                               June 29, 1995


United States Cellular Corporation
Suite 700
8410 West Bryn Mawr Avenue
Chicago, Illinois  60631-3415

      Re: Revolving Credit Agreement, dated as of July 1, 1987, last amended as of March 29, 1995 (the "Revolving Credit Agreement"), between United States Cellular Corporation ("USCC") and Telephone and Data Systems, Inc. ("TDS")
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Gentlemen:

          This letter will constitute TDS's agreement to amend the Revolving Credit Agreement, as follows:

          (i) all references to $300,000,000" in the Revolving Credit Agreement shall be changed to "$100,000,000";

         (ii) Section 3 of the Revolving Credit Agreement is amended to provide for interest on the unpaid principal at a rate per annum equal to 3/4% above the Prime Lending Rate in effect from time to time, and interest on any overdue amount of principal or interest at a rate per annum equal to 2 3/4% above the Prime Lending Rate in effect from time to time.

        (iii) Section 5 of the Revolving Credit Agreement is amended to establish a new Termination Date of January 2, 1998;

          All of the other terms and conditions of the Revolving Credit Agreement shall remain in full force and effect.


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United States Cellular Corporation
June 29, 1995
Page 2

          Please acknowledge your agreement to this amendment by executing the copy of this letter and return it to the undersigned.

                                         Very truly yours,

                                         TELEPHONE AND DATA SYSTEMS, INC.


                                         By:  /s/  Murray L. Swanson
                                            --------------------------------
                                            Murray L. Swanson
                                            Executive Vice President/Finance

          Accepted and agreed to as of the date set forth above.

                                         UNITED STATES CELLULAR CORPORATION


                                         By:  /s/  Kenneth R. Meyers
                                            --------------------------------
                                            Kenneth R. Meyers
                                            Vice President/Finance